                                                                 EXHIBIT 10.01

                               SIXTH AMENDMENT TO
                                CREDIT AGREEMENT


                           Dated as of March 30, 2001


                         (amending the Credit Agreement,
                                   dated as of
                               February 26, 1998)

                                     between

                              ALADDIN GAMING, LLC,
                                as the Borrower,

                                       and

                         THE BANK OF NOVA SCOTIA,
         as the Administrative Agent for Various Financial Institutions.

================================================================================

                       SIXTH AMENDMENT TO CREDIT AGREEMENT


     THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this "SIXTH AMENDMENT TO CREDIT AGREEMENT") is dated as of March 30, 2001, by and between ALADDIN GAMING, LLC, a Nevada limited-liability company (the "BORROWER") and THE BANK OF NOVA SCOTIA, as administrative agent (together with any successor thereto in such capacity, the "ADMINISTRATIVE AGENT") for the various financial institutions as are or may become parties hereto (collectively, the "LENDERS").

     In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Borrower, the Lenders, the Administrative Agent, Merrill Lynch Capital Corporation, as the syndication agent for the Lenders, and CIBC Oppenheimer Corp., as the documentation agent for the Lenders, have heretofore entered into (u) that certain Credit Agreement (the "CA") dated as of February 26, 1998, (v) that certain First Amendment to Credit Agreement (the "FIRST AMENDMENT TO CREDIT AGREEMENT") dated as of January 29, 1999, (w) that certain Second Amendment to Credit Agreement (the "SECOND AMENDMENT TO CREDIT AGREEMENT") dated as of April 5, 1999, effective as of March 10, 1999, (x) that certain Third Amendment to Credit Agreement (the "THIRD AMENDMENT TO CREDIT AGREEMENT") dated as of June 2, 2000, (y) that certain Fourth Amendment to Credit Agreement (the "FOURTH AMENDMENT TO CREDIT AGREEMENT") dated as of July 27, 2000 and (z) that certain Fifth Amendment to Credit Agreement (the "FIFTH AMENDMENT TO CREDIT AGREEMENT") dated as of December 29, 2000 (the CA, as amended by the First Amendment to Credit Agreement, the Second Amendment to Credit Agreement, the Third Amendment to Credit Agreement, the Fourth Amendment to Credit Agreement and the Fifth Amendment to Credit Agreement shall be referred to herein as the "CREDIT AGREEMENT"); and

     WHEREAS, the Borrower has requested the Lenders to acknowledge certain waivers under the Credit Agreement and enter into certain amendments of the Credit Agreement; and

     WHEREAS, each of the parties hereto is willing, on the terms and subject to the conditions hereinafter set forth, to so amend the Credit Agreement and grant the waivers, but only upon the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the agreements contained herein, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1. CERTAIN DEFINED TERMS. The following terms (whether or not italicized) when used in this Sixth Amendment to Credit Agreement and the Credit Agreement, as amended by this Sixth Amendment to Credit Agreement, including all preamble and recitals, shall, except where the context otherwise requires, have the following meanings:

     "CONSENTING LENDER" is defined in SECTION 5.2.

     "CONVERSION DATE" means August 18, 2000.

     "EFFECTIVE DATE" is defined in SECTION 5.1.

     "FIFTH AMENDMENT TO CREDIT AGREEMENT" is defined in the FIRST RECITAL.

     "FIRST AMENDMENT TO CREDIT AGREEMENT" is defined in the FIRST RECITAL.

     "FIRST AMENDMENT TO KEEP-WELL AGREEMENT" is defined in CLAUSE (a) of
SECTION 5.1.

     "FOURTH AMENDMENT TO CREDIT AGREEMENT" is defined in the FIRST RECITAL.

     "OPENING DATE" means August 18, 2000.

     "POST-CONVERSION FISCAL QUARTERS" shall mean the Fiscal Quarters ended or ending December 31, 2000, March 31, 2001 and June 30, 2001.

     "SECOND AMENDMENT TO CREDIT AGREEMENT" is defined in the FIRST RECITAL.

     "SIXTH AMENDMENT FEE" is defined in SECTION 5.2.

     "SIXTH AMENDMENT TO CREDIT AGREEMENT" is defined in the PREAMBLE.

     "THIRD AMENDMENT TO CREDIT AGREEMENT" is defined in the FIRST RECITAL.

     "WORKING CAPITAL FACILITY" means a credit facility pursuant to any agreement or agreements for the making of loans and advances on a revolving basis, the issuance of letters of credit and/or the creation of bankers' acceptances to fund the Company's general corporate requirements and any amendment, supplement, extension, modification, renewal, replacement or refinancing from time to time, including any agreement to renew, extend, refinance, or replace all or any portion of such facility.

     SECTION 1.2. OTHER DEFINED TERMS; CONSTRUCTION. For purposes of this Sixth Amendment to Credit Agreement, capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement, as amended by this Sixth Amendment to Credit Agreement, and the rules of construction set forth in ARTICLE I of the CA shall apply to this Sixth Amendment to Credit Agreement.

                                   ARTICLE II
                                   AMENDMENTS

     SECTION 2.1. AMENDMENTS. The parties hereto hereby agree that provided that the Borrower has delivered an opinion of counsel (the "COUNSEL OPINION") which conforms to the requirements of CLAUSE (h) of SECTION 5.1 (or alternatively the Borrower delivers an amendment to the GECC Facilities Agreement, the GECC Intercreditor Agreement or the Discount Note Indenture, as applicable, which includes all of the amendments set forth in this Sixth Amendment), from and after the Effective Date, the following amendments shall be made to the Credit
Agreement:

     (a) From and after the Effective Date, the definitions of "APPLICABLE BASE RATE MARGIN", "APPLICABLE LIBO RATE MARGIN", "EBITDA", "EXCESS CASH FLOW", "FISCAL QUARTER", "FQ", "INTEREST COVERAGE RATIO", "MINIMUM FIXED CHARGE COVERAGE RATIO" and "TOTAL DEBT TO EBITDA RATIO" in the CA shall be deleted in their entirety and the following definitions shall be substituted in their place:

     "APPLICABLE BASE RATE MARGIN" means, (w) relative to any Term B Loan, 2.50% PER ANNUM, (x) relative to any Term C Loan, 3.00% PER ANNUM; (y) relative to any Term D Loan, 3.50% PER ANNUM; and (z) relative to any Term A Loan, (1) on any date prior to February 18, 2001, 2.00% PER ANNUM and (2) on any date from and after February 18, 2001, the PER ANNUM percentage set forth below opposite the Total Debt to EBITDA Ratio set forth in the Current Compliance Certificate:

                                                             Applicable Base
      Total Debt to EBITDA Ratio                               Rate Margin
      --------------------------                             ----------------
      Equal or greater than 4.5:1                                2.00%

      Equal or greater than 4.0:1 and less than 4.5:1            1.75%

      Equal or greater than 3.5:1 and less than 4.0:1            1.50%

      Equal or greater than 3.0:1 and less than 3.5:1            1.00%

      Equal or greater than 2.5:1 and less than 3.0:1            0.75%

      Less than 2.5:1                                            0.50%"

     "APPLICABLE LIBO RATE MARGIN" means, (w) relative to any Term B Loan, 3.50% PER ANNUM, (x) relative to any Term C Loan, 4.00% PER ANNUM; (y) relative to any Term D Loan, 4.50% PER ANNUM; and (z) relative to any Term A Loan, (1) on any date prior to February 18, 2001, 3.00% PER ANNUM and (2) on any date from and after February 18, 2001, the PER ANNUM percentage set forth below opposite the Total Debt to EBITDA Ratio set forth in the Current Compliance Certificate:

                                                              Applicable LIBO
      Total Debt to EBITDA Ratio                               Rate Margin
      --------------------------                             ----------------
      Equal or greater than 4.5:1                                 3.00%

      Equal or greater than 4.0:1 and less than 4.5:1             2.75%

      Equal or greater than 3.5:1 and less than 4.0:1             2.50%

      Equal or greater than 3.0:1 and less than 3.5:1             2.00%

      Equal or greater than 2.5:1 and less than 3.0:1             1.75%

      Less than 2.5:1                                             1.50%"

     "'EBITDA' means, for the Borrower only, for any applicable period, the sum (without duplication) of

          (a) Net Income for such period,

PLUS

          (b) the amount deducted by the Borrower, in determining Net Income for such period, representing

               (i) Interest Expense of the Borrower;

     PLUS

               (ii) the amount deducted, in determining Net Income, of all federal, state and local income taxes (whether paid in cash or deferred) of the Borrower or, if the Borrower is treated as a pass-through entity or is not treated as a separate entity for United States federal income tax purposes, the amount of Restricted Payments made by the Borrower in accordance with CLAUSE (c) of SECTION 7.2.6, subject to the terms thereof;

         PLUS

               (iii) depreciation of assets of the Borrower;

         PLUS

               (iv) amortization;

         PLUS

          (c) the amount of Cash Equity Contributions (as defined in the Keep-Well Agreement) made by one or more of the Sponsors in accordance with the Keep-Well Agreement attributable to such period;

         PLUS

          (d) the amount of Cash Contributions to Capital;

PROVIDED, HOWEVER, that in computing EBITDA for purposes of determining the `Total Debt to EBITDA Ratio' in CLAUSE (h)(i)(b) of SECTION 7.2.6 or the amount of `Excess Cash Flow', the `Applicable Base Rate Margin' or the `Applicable LIBO Rate Margin', SUBCLAUSES (c) and (d) shall be excluded from such computation; and, FURTHER PROVIDED, in computing EBITDA for any period of four consecutive Fiscal Quarters ending on or prior to June 30, 2001 for purposes of determining compliance with respect to the covenants in CLAUSES (a), (b) and (d) of SECTION 7.2.4, EBITDA for such period shall equal the product of (x) the sum of the amounts determined pursuant to CLAUSES (a) and (b) for all Post-Conversion Fiscal Quarters that have then been completed MULTIPLIED BY (y) a fraction, the numerator of which is equal to 4 and the denominator of which is equal to the number of Post-Conversion Fiscal Quarters which have then been completed; and, FURTHER PROVIDED, that in computing EBITDA for purposes of determining compliance with the covenant in CLAUSE (e) of SECTION 7.2.4 for any Fiscal Quarter ending on or prior to June 30, 2001, EBITDA shall be calculated for the period beginning on August 18, 2000 and ending on the date of the most recently completed Post-Conversion Fiscal Quarter.

     "`EXCESS CASH FLOW' means, for any Fiscal Quarter, the excess (if any), of

          (a) EBITDA for such Fiscal Quarter

OVER

          (b) the sum (during such Fiscal Quarter) of

               (i) Interest Expense of the Borrower actually paid in cash by the Borrower;

         PLUS

               (ii) scheduled payments, to the extent actually made, of the principal amount of the Loans pursuant to SECTION 3.1.1 and scheduled principal repayments made with respect to the $20,000,000 term loan facility which is a part of the FF&E Financing, to the extent actually made;

         PLUS

               (iii) the amount of all federal, state and local income taxes (whether paid in cash or deferred) of the Borrower paid in cash by the Borrower or, if the Borrower is treated as a pass-through entity or is not treated as a separate entity for United States federal income tax purposes, the amount of Restricted Payments made in cash by the Borrower in accordance with CLAUSE (c) of SECTION 7.2.6, subject to the terms thereof;

         PLUS

               (iv) the amount of all Restricted Payments on the Borrower Series A Preferred Membership Interests made in accordance with CLAUSE (d) of
          SECTION 7.2.6;

         PLUS

               (v) Capital Expenditures actually made or reserved by the Borrower."

     "FISCAL QUARTER" or "FQ" means a calendar quarter ending on the last day of March, June, September or December; references to FQ 1 refer to the Fiscal Quarter which closed on December 31, 2000 and references to FQs after FQ1 (E.G., FQ2) refer to the number of Fiscal Quarters then to have elapsed in whole or in part since the date on which FQ1 commenced.

     "INTEREST COVERAGE RATIO" means, at the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters of:

          (a) EBITDA for the period of four consecutive Fiscal Quarters then ended (determined for any period ending on or prior to June 30, 2001 consistently with the PROVISO to the definition of the term `EBITDA')

TO

          (b) Interest Expense of the Borrower for such period;

PROVIDED, HOWEVER, that in computing the Interest Coverage Ratio for any period of four consecutive Fiscal Quarters ending on or prior June 30, 2001, the amount determined pursuant to CLAUSE (b) shall equal the product of (x) the aggregate Interest Expense for all Post-Conversion Fiscal Quarters that have then been completed, MULTIPLIED BY (y) a fraction, the numerator of which is equal to 4 and the denominator of which is equal to the number of Post-Conversion Fiscal Quarters which have then been completed."

     "`MINIMUM FIXED CHARGE COVERAGE RATIO' means, as of the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters (or such lesser number of Fiscal Quarters that have closed since the Conversion Date) of:

          (a) EBITDA (for all such Fiscal Quarters or shorter period, as the case may be, and determined for any Fiscal Quarter ending on or prior to June 30, 2001, consistently with the PROVISO to the definition of `EBITDA');

TO

          (b) the sum (for all such Fiscal Quarters or such shorter period, as the case may be) of

               (i) Interest Expense;

         PLUS

               (ii) scheduled principal repayments of the Loans pursuant to CLAUSES (b) and (c) of SECTION 3.1.1 after giving effect to any reductions in such scheduled principal repayments attributable to any optional or mandatory prepayments of the Loans and scheduled principal repayments made with respect to the $20,000,000 term loan facility which is a part of the FF&E Financing;

         PLUS

               (iii) the amount of all federal, state and local income taxes (whether paid in cash or deferred) of the Borrower paid by the Borrower or, if the Borrower is treated as a pass-through entity or is not treated as a separate entity for United States federal income tax purposes, the amount of Restricted Payments made by the Borrower in accordance with CLAUSE (c) of SECTION 7.2.6, subject to the terms thereof, in each case, in cash during such Fiscal Quarters;

         PLUS

               (iv) Restricted Payments of the types described in CLAUSE (d) of
          SECTION 7.2.6 made in cash during such Fiscal Quarters;

         PLUS

               (v) Capital Expenditures of the Borrower actually made or reserved during all such Fiscal Quarters pursuant to SECTION 7.2.7;

PROVIDED, HOWEVER, that in computing the Minimum Fixed Charge Coverage Ratio for any Fiscal Quarter ending on or prior to June 30, 2001, the amount determined pursuant to CLAUSE (b) shall equal the sum of the amounts determined pursuant to CLAUSE (b) for the period beginning on August 18, 2000 and ending on the date of the most recently completed Post-Conversion Fiscal Quarter."

     "`TOTAL DEBT TO EBITDA RATIO' means, as of the end of any Fiscal Quarter, the ratio of

          (a) Total Debt outstanding on the last day of such Fiscal Quarter

TO

          (b) EBITDA computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters (determined for any period ending on or prior to June 30, 2001, consistently with the PROVISO to the definition of the term `EBITDA')."

     (b) From and after the Effective Date, clause (c) of Section 3.1.1 of the Credit Agreement shall be deleted in its entirety and the following clause (c) shall be substituted in its place:

     "(c) (i) From and after the Conversion Date, the Borrower shall make mandatory prepayments of principal (the `MANDATORY PREPAYMENTS') of all Loans in addition to the Scheduled Amortization on the dates and in the amounts set forth in SCHEDULE III annexed to the Sixth Amendment to Credit Agreement; PROVIDED, HOWEVER, on any date on which a Mandatory Prepayment is to be made, any Term B Lender, any Term C Lender or any Term D Lender may elect not to receive its portion of such Mandatory Prepayment in which case 50% of the portion of the Mandatory Prepayment which was to have been made to such Lender shall be paid PRO RATA to (x) the Term B Lenders, the Term C Lenders and the Term D Lenders which have elected to receive their portions of such Mandatory Prepayment and
(y) the Term A Lenders which have made a Term A Loan (up to the outstanding amount of the Term A Loans), and upon the payment of such 50% portion of such Mandatory Prepayment, the Borrower shall be deemed to have satisfied its obligations to make such Mandatory Prepayment. Except as set forth in the proviso of the immediately preceding sentence, Mandatory Prepayments will be applied PRO RATA in inverse order among the Term A Loan, the Term B Loan, the Term C Loan and the Term D Loan.

     (ii) The `RELEASE PRICE' (as such term is defined in the Fourth Amendment to Credit Agreement) will be applied in forward order ratably among the aggregate outstanding principal balance of the Loans; PROVIDED, HOWEVER, on the date on which the Release Price is to be paid, any Term B Lender, any Term C Lender or any Term D Lender may elect not to receive its portion of such Mandatory Prepayment in which case the Release Price shall be paid PRO RATA to
(x) the Term B Lenders, the Term C Lenders and the Term D Lenders which have elected to receive their portions of the Release Price and (y) the Term A Lenders which have made a Term A Loan (up to the outstanding amount of the Term A Loans)."

     (c) From and after the Effective Date, Section 7.2.4 of the Credit Agreement shall be deleted in its entirety and the following Section 7.2.4 shall be substituted in its place:

     "SECTION 7.2.4 FINANCIAL CONDITION AND OPERATIONS. The Borrower will not, as of the close of any Fiscal Quarter, commencing with the applicable Fiscal Quarter set forth below, permit:

          (a) TOTAL DEBT TO EBITDA RATIO. The Total Debt to EBITDA Ratio at the close of the applicable Fiscal Quarter set forth below to exceed the ratio set forth opposite such Fiscal Quarter:

                                                     Total Debt to
             Fiscal Quarter                           EBITDA Ratio
             --------------                         ---------------
    FQ 1 (closing on December 31, 2000)                  4.1:1
                   FQ 2                                  6.4:1
                   FQ 3                                  6.0:1
                   FQ 4                                  6.0:1
                   FQ 5                                  5.1:1
                   FQ 6                                  3.60:1
                   FQ 7                                  3.60:1
                   FQ 8                                  3.25:1
                   FQ 9                                  3.25:1
                   FQ 10                                 2.85:1

                                                     Total Debt to
             Fiscal Quarter                           EBITDA Ratio
             --------------                         ---------------
                 FQ 11                                   2.85:1
                 FQ 12                                   2.55:1
                 FQ 13                                   2.55:1
                 FQ 14                                   2.40:1
                 FQ 15                                   2.40:1
                 FQ 16                                   2.25:1
                 FQ 17                                   2.25:1
                 FQ 18                                   2.15:1
                 FQ 19                                   2.15:1
   FQ 20 and each Fiscal Quarter thereafter              2.00:1

          (b) INTEREST COVERAGE RATIO. The Interest Coverage Ratio as of the close of the Fiscal Quarter set forth below shall not be less than the ratio set forth opposite such Fiscal Quarter.

                                                        Interest
             Fiscal Quarter                          Coverage Ratio
             --------------                         ---------------
    FQ 1 (closing on December 31, 2000)                  2.0:1
                    FQ 2                                 1.6:1
                    FQ 3                                 1.6:1
                    FQ 4                                 1.6:1
                    FQ 5                                 1.7:1
    FQ 6 and each Fiscal Quarter thereafter              2.0:1

          (c) NET WORTH. Net Worth as of the close of any calendar month, commencing on August 31, 2000, to be less than the sum of $100,000,000 PLUS 85% of positive Net Income (after giving effect to the amount of Restricted Payments made by the Borrower in cash in accordance with CLAUSES (a) and
     (c) of SECTION 7.2.6, subject to the terms thereof for the period, treated as one accounting period).

          (d) EBITDA. EBITDA at the close of any such Fiscal Quarter (determined for such Fiscal Quarter and the three immediately preceding such Fiscal Quarters or for any Fiscal Quarter ended on or prior to June 30, 2001, determined consistently with the

     PROVISO to the definition of the term `EBITDA') during any period set forth below to be less than the amount set forth below opposite such period:

             Fiscal Quarter                             Amount
             --------------                         ---------------
FQ 1 (closing on December 31, 2000)                  $105,000,000
FQ 2                                                  $75,000,000
FQ 3                                                  $80,000,000
FQ 4                                                  $80,000,000
FQ 5                                                  $90,000,000
each of FQ 6, FQ 7 and FQ 8                          $110,000,000
each of FQ 9, FQ 10, FQ 11 and FQ 12                 $120,000,000
each of FQ 13, FQ 14, FQ 15, and FQ 16               $125,000,000
each of FQ 17, FQ 18, FQ 19 and FQ 20                $130,000,000
FQ 21 and each Fiscal Quarter thereafter             $140,000,000

          (e) MINIMUM FIXED CHARGE COVERAGE. The Minimum Fixed Charge Coverage Ratio for the Fiscal Quarter closing on December 31, 2000 and on the close of each Fiscal Quarter thereafter shall not be less than 1.10:1."

          (d) From and after the Effective Date, clause (h) of Section 7.2.6 of the Credit Agreement shall be deleted in its entirety and the following clause (h) shall be substituted in its place:

          "(h) notwithstanding the provisions of CLAUSE (a) above, the Borrower shall be permitted to make Restricted Payments as dividends or distributions to its stockholders in any Fiscal Quarter following the Conversion Date, so long as

               (i) the Borrower shall have delivered to the Administrative Agent

                    (A) financial statements prepared on a PRO FORMA basis to
               give effect to such Restricted Payment for the Fiscal Quarter (the "BASE FISCAL QUARTER") then last ended for which financial statements and the Compliance Certificate relating thereto have been delivered to the Administrative Agent pursuant to SECTION 7.1.1, and

                    (B) a certificate of the Borrower executed by its chief
               financial or accounting Authorized Representative demonstrating that the financial results reflected in such financial statements would result in a Total Debt to EBITDA Ratio at the Close of any such Base Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

                                        Total Debt to
               Period Of FQS            EBITDA Ratio
               -------------            -------------
        FQ1 (closing on December 31,        3.50:1
        2000) through FQ4

        FQ5 through FQ8                     3.25:1

        FQ9 and thereafter                  3.00:1; and

               (ii) the aggregate amount of such Restricted Payment to be made by the Borrower pursuant to this CLAUSE (h), when added to the aggregate amount of all such Restricted Payments during the Fiscal Quarter in which such Restricted Payment would be made, does not exceed the lesser of (A) the sum of (1) 50% of Net Income for the Base Fiscal Quarter PLUS (2) the amount of Cash Contributions to Capital and (B) an amount equal to the excess of (1) Excess Cash Flow for the Base Fiscal Quarter OVER (2) the amount of Mandatory Prepayments required to have been made pursuant to CLAUSE (c) of SECTION 3.1.1 (without giving effect to the proviso to such Section) for the Base Fiscal Quarter;"

          (e) From and after the Effective Date, the heading of Section 7.2.23 of the Credit Agreement shall be "Net Worth" and the first sentence of said Section shall be deemed deleted in its entirety and the following sentence substituted in its place:

          "Commencing on August 31, 2000, the Borrower shall perform the covenant in clause (c) of Section 7.2.4, as such Section was amended by the Sixth Amendment to Credit Agreement."

                                   ARTICLE III

                   WAIVERS BY THE LENDERS; AGREEMENT TO DEFER

     SECTION 3.1. WAIVERS PERTAINING TO FINANCIAL CONDITION AND OPERATIONS. The Borrower does not expect to perform its covenants under clause (a), clause (b) and clause (d) of Section 7.2.4 of the Credit Agreement, as amended by this Sixth Amendment to Credit

Agreement, with respect to the Fiscal Quarters ending on or prior to December 31, 2000. As of the Effective Date, the Lenders agree that (x) the Borrower's failure to perform its covenants under clause (a), clause (b) and clause (d) of
Section 7.2.4 of the Credit Agreement, as amended by this Sixth Amendment to Credit Agreement, are hereby waived with respect to the Fiscal Quarters ending on or prior to March 31, 2001 and (y) the requirement in clause (c) of Section
7.1.1 of the Credit Agreement that the annual audited financial statements under said clause shall not include any Impermissible Qualification is hereby waived with respect to the Borrower and Subsidiaries and the other Aladdin Parties for the Fiscal Year ending December 31, 2000.

     SECTION 3.2. WAIVER AND DEFERRAL PERTAINING TO FUNDING OF FF&E RESERVE. The Borrower has not performed its obligation under Section 7.1.3 of the Credit Agreement to fund on a monthly basis, from and after the Opening Date, the FF&E Reserve at the percentage of Gross Revenues for Year 1 (ending as of August 18,
2001). The Borrower has asked the Lenders to waive such Default and to agree that the Borrower may defer such fundings for Year 1 until such time as amounts are available to the Borrower to make the Restricted Payments permitted under clauses (c), (d), (g) or (h) in Section 7.2.6 of the Credit Agreement. As an inducement to the Lenders to grant the waiver and deferral, the Borrower covenants and agrees that it shall not make any Restricted Payments under clauses (c), (d), (g) or (h) of Section 7.2.6 of the Credit Agreement until such time as the FF&E Reserve has been funded in accordance with Section 7.1.3 of the Credit Agreement (without giving effect to the deferral granted herein) and the Borrower has otherwise satisfied all other conditions to making such Restricted Payments. The Lenders agree that such waiver and agreement to permit such deferral shall be effective from and after the Effective Date.

                                   ARTICLE IV

                           CERTAIN RESTRICTED PAYMENT

     SECTION 4.1. CERTAIN RESTRICTED PAYMENT. The Lenders confirm that the Restricted Payment in clause (f) of Section 7.2.6 of the Credit Agreement is an amount which is to be deducted in determining Net Income; PROVIDED, HOWEVER, the making of any such Restricted Payment by the Borrower shall be subject to the applicable provisions of Section 7.2.6 of the Credit Agreement.

                                    ARTICLE V

                CONDITIONS PRECEDENT AND COVENANT; AMENDMENT FEE

     SECTION 5.1. CONDITIONS TO EFFECTIVENESS. This Sixth Amendment to Credit Agreement shall be and become effective on the date (the "EFFECTIVE DATE") on which each of the following conditions precedent shall have been satisfied.

          (a) DELIVERIES. The Administrative Agent shall have received counterparts of (i) this Sixth Amendment to Credit Agreement executed by Authorized Representatives of the Borrower and the Administrative Agent;
     (ii) the Ratification and Reaffirmation executed by Authorized Representatives of each of the parties thereto; (iii) the First Amendment to Keep-Well Agreement of even date (the "FIRST AMENDMENT TO KEEP-WELL AGREEMENT") from London Clubs, the Trust, ABH and AHL; (iv) a consent from GECC and, if required, the Discount Note Indenture Trustee to the execution and delivery hereof in form and content satisfactory to the Administrative Agent; and (v) such other documents required by the Administrative Agent or any of the Lenders.

          (b) INCUMBENCY, ETC. The Administrative Agent shall have received (with copies for each Lender) a certificate, dated as of the date of the Sixth Amendment to Credit Agreement, of an Authorized Representative of

               (i) the Borrower certifying

               (x) as to the incumbency and signatures of the Person or Persons authorized to execute and deliver this Sixth Amendment to Credit Agreement and any instruments or agreements required hereunder,

               (y) as to an attached copy of one or more resolutions or other authorizations of the manager of the Borrower certified by the Authorized Representative of such manager as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Sixth Amendment to Credit Agreement and any instruments or agreements required hereunder, and

               (z) that the Organizational Documents of the Borrower have not been modified since the date on which they were last delivered to the Administrative Agent, and

               (ii) each signatory to the First Amendment to Keep-Well Agreement and the Ratification and Reaffirmation certifying

               (x) as to the incumbency and signatures of the Person or Persons authorized to execute and deliver such Instrument on behalf of such signatory,

               (y) as to an attached copy of one or more resolutions or other authorizations of (A) the Board of Directors certified by the Authorized Representative of such signatory or (B) the manager of such signatory certified by the Authorized Representative of such manager, as applicable, each as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of such Instrument, and

               (z) that the Organizational Documents of such signatory have not been modified since the date on which they were last delivered to the Administrative Agent,

upon which certificate the Administrative Agent and each Lender (collectively, the "FINANCING PARTIES") may conclusively rely until it shall have received a further certificate of an Authorized Representative of such Person canceling or amending such prior certificate.

          (c) COSTS AND EXPENSES. All reasonable fees and costs and expenses of Mayer, Brown & Platt and other professionals employed by the Administrative Agent and all other reasonable expenses of the Administrative Agent in connection with the negotiation, execution and delivery of this Sixth Amendment to Credit Agreement and the transactions contemplated herein shall have been paid in full.

          (d) SATISFACTORY LEGAL FORM. Each Financing Party shall have received all information, approvals, opinions, documents or instruments as each Financing Party may have reasonably requested, and all documents executed or submitted pursuant hereto by or on behalf of the Borrower shall be satisfactory in form and substance to each Financing Party.

          (e) DEFAULT. After giving effect to this Sixth Amendment to Credit Agreement the following statements shall be true and correct: (i) to the best knowledge of the Borrower, no act or condition exists which, with the giving of notice or passage of time, would constitute a "DEFAULT" or "EVENT OF DEFAULT" (as defined in the Credit Agreement, the GECC Facilities Agreement and the Discount Note Indenture) and (ii) no material adverse change in the financial condition, business, property, prospects or ability of the Borrower to perform in all material respects its obligations under any Operative Document or any of the documents evidencing and securing the FF&E Financing to which it is a party.

          (f) CONSENTS AND APPROVALS. All approvals and consents required to be taken, given or obtained, as the case may be, by or from any Governmental Instrumentality or another Person, or by or from any trustee (including, without limitation, GECC and the Discount Note Indenture Trustee) or holder of any Indebtedness or Obligation of the Borrower or any other Obligor, that are necessary or, in the reasonable opinion of the Administrative Agent, advisable in connection with the execution, delivery and performance of the Credit Agreement, as amended by this Sixth Amendment to Credit Agreement, by all parties hereto or thereto, shall have been taken, given or obtained, as the case may be, shall be in full force and effect and the time for appeal with respect to any thereof shall have expired (or, if an appeal shall have been taken, the same shall have been dismissed) and shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise) and shall be in form and substance satisfactory to the Administrative Agent.

          (g) DELIVERY OF SIXTH AMENDMENT TO CREDIT AGREEMENT, ETC. The Borrower shall have delivered this Sixth Amendment to Credit Agreement to all Persons entitled under the Operative Documents to receive delivery hereof and arranged for or caused the recording and/or filing thereof, if required.

          (h) OPINIONS. The Administrative Agent shall have received such opinions of counsel as it deems necessary, dated as of the date of the Sixth Amendment to Credit Agreement and addressed to the Administrative Agent, the Lenders and, if applicable, the Disbursement Agent, which shall provide, in relevant part, that no approvals, waivers, amendments or modifications are required under the GECC Facilities Agreement, the GECC Intercreditor Agreement or the Discount Note Indenture for the waivers, amendments or modifications set forth in this Sixth Amendment to Credit Agreement and shall otherwise be in form and substance satisfactory to the Administrative Agent.

     SECTION 5.2. AMENDMENT FEE. As an inducement to each of the Lenders to consent to this Sixth Amendment to Credit Agreement, the Borrower agrees to pay to each Lender which has consented to this Sixth Amendment to Credit Agreement (each, a "CONSENTING LENDER") a non-refundable fee (the "SIXTH AMENDMENT FEE") which has been earned as of the date hereof equal to (i) the product of the outstanding principal balance of the Loans on the date of this Sixth Amendment to Credit Agreement MULTIPLIED BY .5% (.005) with the result thereof (ii) MULTIPLIED BY such Lender's Percentage. The Sixth Amendment Fee shall be payable out of Excess Cash Flow in accordance with SCHEDULE III annexed hereto.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Administrative Agent to enter into this Sixth Amendment to Credit Agreement on behalf of the Lenders, the Borrower hereby reaffirms, as of the date of this Sixth Amendment to Credit Agreement, its representations and warranties contained in Article VI of the Credit Agreement and the Disbursement Agreement and additionally represents and warrants unto each Financing Party as set forth in this ARTICLE VI.

     SECTION 6.1. MATTERS PERTAINING TO THE GECC FACILITIES AGREEMENT AND THE DISCOUNT NOTE INDENTURE. The Borrower has performed all of its obligations under the GECC Facilities Agreement and the Discount Note Indenture. To the best knowledge of the Borrower, no act or condition exists which, with the giving of notice or passage of time, would constitute a "DEFAULT" or "EVENT OF DEFAULT" (as defined in the Credit Agreement, the GECC Facilities Agreement and the

Discount Note Indenture). No material adverse change has occurred with respect to the financial condition, business, property, prospects or ability of the Borrower to perform in all material respects its obligations under any Operative Document or any of the documents evidencing and securing the FF&E Financing to which it is a party.

     SECTION 6.2. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by the Borrower of this Sixth Amendment to Credit Agreement and each other document executed or to be executed by it in connection with this Sixth Amendment to Credit Agreement are within the Borrower's powers, have been duly authorized by all necessary action, and do not

          (a) contravene the Borrower's Organizational Documents;

          (b) contravene any contractual restriction binding on or affecting any of the Aladdin Parties and/or the London Clubs Parties;

          (c) contravene any court decree or order or Legal Requirement binding on or affecting any of the Aladdin Parties and/or the London Clubs Parties; or

          (d) result in, or require the creation or imposition of, any Lien on any property of the Borrower, any of the other Aladdin Parties, any other Person which executes and delivers documents with respect to the Sixth Amendment to Credit Agreement in favor of the Lenders, except as expressly permitted by the Operative Documents, the GECC Facilities Agreement, the Discount Note Indenture and other Instruments binding on such Persons, as the case may be, and the Financing Parties may conclusively rely on such representation and warranty.

     SECTION 6.3. GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower or any other Person of this Sixth Amendment to Credit Agreement or any other document to be executed by it or any other Person in connection with this Sixth Amendment to Credit Agreement.

     SECTION 6.4. VALIDITY, ETC. This Sixth Amendment to Credit Agreement constitutes, and each other document executed by the Borrower in connection with this Sixth Amendment to Credit Agreement, on the due execution and delivery thereof, will constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors rights generally and by general principles of equity.

     SECTION 6.5. LIMITATION. Except as expressly provided hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and each other Operative Document shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments and modifications set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement, the GECC Facilities Agreement, any Operative Document, the Discount Note Indenture or other Instrument referred to therein or herein, or of any transaction or further or future action on the part of the Borrower or any other Person which would require the consent of the Agents, the Lenders, GECC or the Discount Note Indenture Trustee or any other Person.

     SECTION 6.6. OFFSETS AND DEFENSES. The Borrower has no offsets or defenses to its obligations under the Loan Documents and no claims or counterclaims against any of the Agents or the Lenders.

     SECTION 6.7. RELEASE BY THE BORROWER. (a) As an inducement to the Administrative Agent to enter into this Sixth Amendment to Credit Agreement on behalf of the Lenders, the Borrower hereby releases and discharges the Lenders and the Agents, and their respective successors and assigns, and all officers, directors, employees, agents, representatives, insurers and attorneys of each of them from all actions, counterclaims, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, and demands whatsoever, in law, admiralty or equity, against the Lenders, the Agents and/or their successors and assigns which the Borrower ever had, now has or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Sixth Amendment to Credit Agreement (the "RELEASED CLAIMS").

          (b) In order to induce the Administrative Agent to accept the release set forth herein on behalf of the Lenders, the Borrower represents that:

               (i) such release constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms. The execution and delivery of, and the performance and compliance by the Borrower with such release will not conflict with, or constitute on the part of the Borrower a violation or breach of, or a default under, and will not require any authorization, consent, approval or other action by, or any notice to, or filing with any court or administrative body or any other Person pursuant to, any mortgage, deed of trust, loan agreement, trust agreement or other agreement or instrument to which the Borrower or any of its property is subject or any laws and other governmental requirements; and

               (ii) the Borrower (A) has not sold, transferred, conveyed, abandoned or otherwise disposed of any of the Released Claims, whether or not known, suspected or claimed that the Borrower has, had or may have, against the Lenders, any Agent and/or any of their successors, predecessors (including, without limitation, all predecessors by virtue of merger) and assigns, as the case may be and (B) has sought the advice of counsel with respect to the execution and delivery of this Sixth Amendment to Credit Agreement and the Borrower understands the legal implications with respect to the release set forth herein and the other documents executed by the Borrower in connection herewith.

          (c) The Borrower hereby acknowledges that it may hereafter discover facts in addition to or different from those which it now knows or believes to be true with respect to the subject matter of the release set forth herein, but that it is the Borrower's intention to, and it does, hereby fully, finally and forever settle the Released Claims; in furtherance of such intention, the Borrower acknowledges that the release set forth herein shall be and remain in effect as a full and complete release, notwithstanding the subsequent discovery or existence of any such additional or different facts.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     SECTION 7.1. RESERVATION OF RIGHTS. The Borrower agrees that neither this Sixth Amendment to Credit Agreement nor the making of any Advance by the Disbursement Agent and the Administrative Agent's consent thereto either before or after the Effective Date shall constitute (w) an approval of all or any portion of any Advance Request, (x) a waiver or forbearance by the Disbursement Agent or the Administrative Agent under any of the Loan Documents, (y) the acceptance by the Disbursement Agent or the Administrative Agent of any course of conduct by the Borrower, the Completion Guarantors or any other Person or (z) an agreement by the Administrative Agent to amend any of the Loan Documents without all required approvals including, without limitation, approval from the Required Lenders. The Borrower further agrees that the Administrative Agent and the Disbursement Agent reserve all rights, remedies and options under the Loan Documents to require the Borrower to satisfy in all respects the conditions relating to each Advance and perform all of its obligations under the Loan Documents which are then due and owing or are susceptible of performance, as the case may be.

     SECTION 7.2. RATIFICATION OF AND REFERENCES TO THE CREDIT AGREEMENT. This Sixth Amendment to Credit Agreement shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended by this Sixth Amendment to Credit Agreement, shall continue in full force and effect and is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement, as amended by this Sixth Amendment to Credit Agreement.

     SECTION 7.3. TECHNICAL AMENDMENTS. The Borrower and the Administrative Agent acknowledge and agree that (i) the reference in clause (a) of Section 2.1 of the Third Amendment to Credit Agreement to "Section 7.19" should be to
Section 7.1.9 of the Credit Agreement and (ii) the paragraph in clause (ee) of
Section 3.1 of the Fourth Amendment to Credit Agreement which was added as
Section 2.1.6 to the CA should be Section 2.1.7.

     SECTION 7.4. HEADINGS. The various headings of this Sixth Amendment to Credit Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Sixth Amendment to Credit Agreement or any provisions hereof.

     SECTION 7.5. APPLICABLE LAW. THIS SIXTH AMENDMENT TO CREDIT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SIXTH AMENDMENT TO CREDIT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES OF SUCH STATE.

     SECTION 7.6. CROSS-REFERENCES. References in this Sixth Amendment to Credit Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Sixth Amendment to Credit Agreement.

     SECTION 7.7. LOAN DOCUMENT. This Sixth Amendment to Credit Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     SECTION 7.8. SUCCESSORS AND ASSIGNS. This Sixth Amendment to Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SECTION 7.9. COUNTERPARTS. This Sixth Amendment to Credit Agreement may be executed by the parties hereto in any number of counterparts and on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment to Credit Agreement as of the day and year first above written.

                                   ALADDIN GAMING, LLC


                                   By: /s/ THOMAS A. LETTERO
                                       -------------------------------
                                   Name:  Thomas A. Lettero
                                   Title: Senior Vice President, CFO


                                   THE BANK OF NOVA SCOTIA, as the
                                   Administrative Agent


                                   By:/s/ ALAN PENDERGAST
                                      --------------------------------
                                   Name: Alan Pendergast
                                   Title: Managing Director

                                                                    SCHEDULE III
                                          To Sixth Amendment to Credit Agreement

                       MANDATORY PAYMENTS AND PREPAYMENTS


==============================================================================================
          Date                               Percentage of Excess Cash Flow
==============================================================================================
End of First Quarter following       100% of Excess Cash Flow shall be paid to the Consenting
the Conversion Date                  Lenders in accordance with SECTION 5.2 of the Sixth
                                     Amendment to Credit Agreement until the Sixth Amendment
                                     Fee has been paid in full; thereafter 65% of remaining
                                     Excess Cash Flow shall be paid as a Mandatory Prepayment
                                     in accordance with clause (c) of Section 3.1.1 unless the
                                     Total Debt to EBITDA Ratio is greater than 3.50:1.0 in
                                     which case such percentage shall be 100%.
-----------------------------------------------------------------------------------------------
End of Second Quarter following      100% of Excess Cash Flow shall be paid to the Consenting
the Conversion Date                  Lenders in accordance with SECTION 5.2 of the Sixth
                                     Amendment to Credit Agreement until the Sixth Amendment
                                     Fee has been paid in full; thereafter 65% of remaining
                                     Excess Cash Flow shall be paid as a Mandatory Prepayment
                                     in accordance with clause (c) of Section 3.1.1 unless the
                                     Total Debt to EBITDA Ratio is greater than 3.50:1.0 in
                                     which case such percentage shall be 100%.
-----------------------------------------------------------------------------------------------
End of Third Quarter following       100% of Excess Cash Flow shall be paid to the Consenting
the Conversion Date                  Lenders in accordance with SECTION 5.2 of the Sixth
                                     Amendment to Credit Agreement until the Sixth Amendment
                                     Fee has been paid in full; thereafter 65% of remaining
                                     Excess Cash Flow shall be paid as a Mandatory Prepayment
                                     in accordance with clause (c) of Section 3.1.1 unless the
                                     Total Debt to EBITDA Ratio is greater than 3.50:1.0 in
                                     which case such percentage shall be 100%.
-----------------------------------------------------------------------------------------------
End of Fourth Quarter following     100% of Excess Cash Flow shall be paid to the Consenting
the Conversion Date                 Lenders in accordance with SECTION 5.2 of the Sixth
                                    Amendment to Credit Agreement until the Sixth Amendment
                                    Fee has been paid in full; thereafter 65% of remaining
                                    Excess Cash Flow shall be paid as a Mandatory Prepayment
                                    in accordance with clause (c) of Section 3.1.1 unless the
                                    Total Debt to EBITDA Ratio is greater than 3.50:1.0 in
                                    which case such percentage shall be 100%.
-----------------------------------------------------------------------------------------------
End of Fifth Quarter following       100% of Excess Cash Flow shall be paid to the Consenting
the Conversion Date                  Lenders in accordance with SECTION 5.2 of the Sixth
                                     Amendment to Credit Agreement until the Sixth Amendment
                                     Fee has been paid in full; thereafter 60% of remaining
                                     Excess Cash Flow shall be paid as a Mandatory Prepayment
                                     in accordance with clause (c) of Section 3.1.1 unless the
                                     Total Debt to EBITDA Ratio is greater than


==============================================================================================
          Date                               Percentage of Excess Cash Flow
==============================================================================================

                                     3.50:1.0 in which case such percentage shall be 100%.
-----------------------------------------------------------------------------------------------
End of Sixth Quarter following       100% of Excess Cash Flow shall be paid to the Consenting
the Conversion Date                  Lenders in accordance with SECTION 5.2 of the Sixth
                                     Amendment to Credit Agreement until the Sixth Amendment
                                     Fee has been paid in full; thereafter 60% of remaining
                                     Excess Cash Flow shall be paid as a Mandatory Prepayment
                                     in accordance with clause (c) of Section 3.1.1 unless the
                                     Total Debt to EBITDA Ratio is greater than 3.50:1.0 in
                                     which case such percentage shall be 100%.
-----------------------------------------------------------------------------------------------
End of Seventh Quarter following     100% of Excess Cash Flow shall be paid to the Consenting
the Conversion Date                  Lenders in accordance with SECTION 5.2 of the Sixth
                                     Amendment to Credit Agreement until the Sixth Amendment
                                     Fee has been paid in full; thereafter 60% of remaining
                                     Excess Cash Flow shall be paid as a Mandatory Prepayment
                                     in accordance with clause (c) of Section 3.1.1 unless the
                                     Total Debt to EBITDA Ratio is greater than 3.50:1.0 in
                                     which case such percentage shall be 100%.
-----------------------------------------------------------------------------------------------
End of Eighth Quarter following      100% of Excess Cash Flow shall be paid to the Consenting
the Conversion Date                  Lenders in accordance with SECTION 5.2 of the Sixth
                                     Amendment to Credit Agreement until the Sixth Amendment
                                     Fee has been paid in full; thereafter 60% of remaining
                                     Excess Cash Flow shall be paid as a Mandatory Prepayment
                                     in accordance with clause (c) of Section 3.1.1 unless the
                                     Total Debt to EBITDA Ratio is greater than 3.50:1.0 in
                                     which case such percentage shall be 100%.
-----------------------------------------------------------------------------------------------
End of Ninth Quarter following       100% of Excess Cash Flow shall be paid to the Consenting
the Conversion Date                  Lenders in accordance with SECTION 5.2 of the Sixth
                                     Amendment to Credit Agreement until the Sixth Amendment
                                     Fee has been paid in full; thereafter 55% of remaining
                                     Excess Cash Flow shall be paid as a Mandatory Prepayment
                                     in accordance with clause (c) of Section 3.1.1 unless the
                                     Total Debt to EBITDA Ratio is greater than 3.50:1.0 in
                                     which case such percentage shall be 100%.
-----------------------------------------------------------------------------------------------
End of Tenth Quarter following       100% of Excess Cash Flow shall be paid to the Consenting
the Conversion Date                  Lenders in accordance with SECTION 5.2 of the Sixth
                                     Amendment to Credit Agreement until the Sixth Amendment
                                     Fee has been paid in full; thereafter 55% of remaining
                                     Excess Cash Flow shall be paid as a Mandatory Prepayment
                                     in accordance with clause (c) of Section 3.1.1 unless the
                                     Total Debt to EBITDA Ratio is greater than 3.50:1.0 in
                                     which case such percentage shall be 100%.
-----------------------------------------------------------------------------------------------
End of Eleventh Quarter following    100% of Excess Cash Flow shall be paid to the Consenting
the Conversion Date                  Lenders in accordance with SECTION 5.2 of the Sixth
                                     Amendment to Credit Agreement until the Sixth Amendment
                                     Fee has been paid in full; thereafter 55% of


==============================================================================================
          Date                               Percentage of Excess Cash Flow
==============================================================================================
                                     remaining Excess Cash Flow shall be paid as a Mandatory
                                     Prepayment in accordance with clause (c) of Section 3.1.1
                                     unless the Total Debt to EBITDA Ratio is greater than
                                     3.50:1.0 in which case such percentage shall be 100%.
-----------------------------------------------------------------------------------------------
End of Twelfth Quarter following     100% of Excess Cash shall be paid to the Consenting Lenders
the Flow Conversion Date             in accordance with SECTION 5.2 of the Sixth Amendment to
and thereafter                       Credit Agreement until the Sixth Amendment Fee has been paid in full; thereafter 55% of remaining Excess Cash Flow shall be paid as a Mandatory Prepayment in accordance with clause(c) of
                                     Section 3.1.1 unless the Total Debt to EBITDA Ratio is greater than 3.50:1.0 in which case such percentage shall be 100%.
-----------------------------------------------------------------------------------------------